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                                                                    Exhibit 10.6
                                                                    ------------

                             SmarterKids.com, Inc.

               AMENDED & RESTATED STOCKHOLDERS' VOTING AGREEMENT
               -------------------------------------------------

     This Agreement dated as of July 12, 1999, which amends and restates in its entirety that certain Stockholders' Voting Agreement dated as of November 6, 1998, is entered into by and among the persons and entities listed on Exhibit A
                                                                      ---------
hereto (individually, a "Purchaser" and collectively, the "Purchasers"), those persons and entities listed on Exhibit B hereto who have executed counterpart
                               ---------
signature pages to this Agreement (collectively, the "Existing Preferred Holders"), David Blohm, Al Noyes, Jeffrey Pucci and Richard Viard (individually, a "Senior Manager" and, collectively, the "Senior Managers") and SmarterKids.com, Inc., a Delaware corporation (the "Company"). The Purchasers, the Existing Preferred Holders and the Senior Managers are sometimes referred to in this Agreement collectively as the "Stockholders."

                                   Recitals:
                                   ---------

     1. The Senior Managers own certain outstanding shares of the Common Stock, par value $.01 per share ("Common Stock"), of the Company;

     2. The Existing Preferred Holders own certain outstanding shares of Series A Convertible Preferred Stock, par value $.01 per share, and Series B Convertible Preferred Stock, par value $.01 per share, of the Company (collectively, the "Existing Preferred Stock");

     3. The Purchasers are purchasing, concurrently herewith, certain shares of Series C Convertible Preferred Stock of the Company pursuant to the Series C Convertible Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

     4. The Purchasers, the Existing Preferred Holders and Senior Managers wish to provide for continuing representation on the Board of Directors of the Company in the manner set forth below.

     In consideration of the mutual covenants contained herein and the consummation of the sale and purchase of shares of capital stock of the Company pursuant to the Purchase Agreement, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Voting of Shares.
          ----------------

          (a) In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Shares (as defined in Section 2 below) owned by him or it, or over which he or it has voting control, and otherwise use his or its respective best efforts, so as to fix the number of directors of the Company at seven (7) and to elect (i) one (1) member designated by North Bridge Venture Partners II, L.P.; (ii) one (1) member designated by Commonwealth Capital Ventures II, L.P.; (iii) the Chief Executive Officer of the Company; (iv) the Chairman of the Board; (v) for so long

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as Brighter Vision Holdings, Inc. owns at least 500,000 shares, one (1) member designated by Brighter Vision Holdings, Inc.; and (vi) two (2) members designated by a majority of the other directors of the Company. The director initially designated by North Bridge Venture Partners II, L.P. is Richard D'Amore, the director initially designated by Commonwealth Capital Ventures II, L.P. is Michael Fitzgerald, the director initially designated by Brighter Vision Holdings, Inc. is Brian E. Hickey, David Blohm shall initially be the Chief Executive Officer of the Company and Jeffrey Pucci shall initially be the Chairman of the Board of the Company. The parties acknowledge that, pursuant to that certain letter agreement dated July 23, 1997, the Company has granted Sylvan Learning Systems, Inc. ("Sylvan") "the right to a seat on [the Company's] board of directors." The parties agree that, should Sylvan exercise its right to nominate a director, (A) all of the parties hereto shall vote or cause to be voted all Shares owned by him or it, or over which he or it has voting control, and otherwise use his or its respective best efforts, to elect the nominee of Sylvan to the board of directors, and (B) the nominee of Sylvan shall be deemed to be one of the members designated pursuant to clause 1(a)(vi) above.

          (b) No Stockholder shall vote to remove any director designated by any other Stockholder unless the designating Stockholder also votes for such removal.

     2.   Shares.  "Shares" shall mean and include any and all shares of Common
          ------
Stock and/or shares of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default) and shall include any such shares now owned or subsequently acquired by a Stockholder, however acquired, including without limitation stock splits and stock dividends.

     3.   Termination.  This Agreement shall terminate in its entirety on the
          -----------
earliest of (a) the closing of the Company's initial public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), resulting in at least $15,000,000 of gross proceeds to the Company at a minimum price to the public of $10.00 per share (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and other similar events) (a "Qualified Public Offering"), or (b) the sale of all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise; provided, that the occurrence of the Company's initial public offering as described in Section 3(a) above shall not terminate this Agreement with respect to the obligation pursuant to Section 1(a) to vote or cause to be voted all Shares so as to elect one member designated pursuant to Section 1(a)(v). For so long as the condition under Section 1(a)(v) above exists, the Company agrees to nominate Mr. Brian E. Hickey (or such replacement as Brighter Vision Holdings, Inc. shall identify) as a Brighter Vision Holdings, Inc. nominee to the Company's Board of Directors at all elections of directors and to recommend to its stockholders the election of Mr. Brian E. Hickey (or such replacement as Brighter Vision Holdings, Inc. shall identify), all subject to the fiduciary obligations of the Board of Directors.

     4.   No Revocation.  The voting agreements contained herein are coupled
          -------------
with an interest and may not be revoked, except by an amendment, modification or termination effected in accordance with Section 7(e) hereof. Nothing in this
Section 4 shall be construed as limiting the provisions of Section 3 or 7(e) hereof.

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     5.  Restrictive Legend.  All certificates representing Shares owned or
         ------------------
hereafter acquired by the Stockholders or any transferee of the Stockholders bound by this Agreement shall have affixed thereto a legend substantially in the following form:

          "The shares of stock represented by this certificate are subject to certain voting agreements as set forth in a Stockholders' Voting Agreement, as amended from time to time, by and among the registered owner of this certificate, the Company and certain other stockholders of the Company, a copy of which is available for inspection at the offices of the Secretary of the Company."

     6.  Transfers of Rights.  Prior to a Qualified Public Offering, any
         -------------------
transferee to whom Shares are transferred by a Stockholder, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder and no Stockholder shall transfer any Shares unless the transferee agrees in writing to be bound by this Agreement.

     7.   General.
          -------

          (a) Severability.  The invalidity or unenforceability of any provision
              ------------
of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (b) Specific Performance.  In addition to any and all other remedies
              --------------------
that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Stockholders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

          (c) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof).

          (d) Notices.  All notices, requests, consents, and other
              -------
communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

     If to a Purchaser, at his or its address set forth in Schedule A hereto, or at such other address or addresses as may have been furnished to the other parties hereto in writing by such Purchaser, with a copy to Jay E. Bothwick at Hale and Dorr LLP, 60 State Street, Boston, MA 02109; or

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     If to a Senior Manager or Existing Preferred Stockholder, at the address below his signature hereto, or at such other address or addresses as may have been furnished to the other parties hereto in writing by such Senior Manager or Existing Preferred Stockholder.

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this
Section 7.

          (e) Complete Agreement; Amendments.  This Agreement constitutes the
              ------------------------------
entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to such subject matter. No amendment, modification or termination of, or waiver under, any provision of this Agreement shall be valid unless in writing and signed by (i) Senior Managers then employed by the Company holding at least 51% of the voting power of the Shares held by all of the Senior Managers then employed by the Company and (ii) Purchasers and Existing Preferred Holders holding 66-2/3% of the voting power of the Shares then held by all of the Purchasers and Existing Preferred Holders (giving effect to the conversion into Common Stock of all securities convertible thereinto), and any such amendment, modification, termination or waiver shall be binding on all parties hereto; provided that the consent of a party shall not be required for any amendment, modification or termination of, or waiver under, any provision of this Agreement if such party is not adversely affected thereby.

          (f) Pronouns.  Whenever the context may require, any pronouns used in
              --------
this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

          (g) Counterparts; Facsimile Signatures.  This Agreement may be
              ----------------------------------
executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

          (h) Section Headings.  The section headings are for the convenience of
              ----------------
the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

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                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

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     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

                         COMPANY:

                         SmarterKids.com, Inc.

                         By:   /s/ David Blohm
                            ____________________________
                           Name: David Blohm
                                ________________________
                           Title:   CEO
                                 _______________________


                         PURCHASERS:


                         BRIGHTER VISION HOLDINGS, INC.


                         By: /s/ David Wetherald
                            ____________________________________
                             Name:  David Wetherald
                             Title: Asst. Secretary
                                   _____________________________


                         INTEL CORPORATION


                         By: /s/ Arind Sodhani
                            ____________________________________
                             Name: Arind Sodhani
                                  ______________________________
                             Title: Vice President and Treasurer
                                   _____________________________


                         VAN WAGONER CAPITAL MANAGEMENT


                         By: /s/ G. Van Wagoner
                            ____________________________________
                             Name: Garrett Van Wagoner
                                  ______________________________
                             Title: President
                                    ____________________________

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                         ADVENT CROWN FUND C.V.


                         By: Advent International Limited Partnership, General Partner

                         By:  Advent International Corporation, General Partner


                         By: /s/ Marcia J. Hooper
                            ____________________________________
                             Name: Marcia J. Hooper
                                  ______________________________
                             Title:  Vice President/Senior Vice President


                         DIGITAL MEDIA & COMMUNICATIONS II LIMITED PARTNERSHIP

                         By: Advent International Limited Partnership, General Partner

                         By:  Advent International Corporation, General Partner


                         By: /s/ Marcia J. Hooper
                            ____________________________________
                             Name: Marcia J. Hooper
                                  ______________________________
                             Title:  Vice President/Senior Vice President


                         OAKSTONE VENTURES LIMITED PARTNERSHIP

                         By: Advent International Limited Partnership, General Partner

                         By:  Advent International Corporation, General Partner


                         By: /s/ Marcia J. Hooper
                            ____________________________________
                             Name: Marcia J. Hooper
                                  ______________________________
                             Title:  Vice President/Senior Vice President

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                         RRE INVESTORS, L.P.


                         By: /s/ Illegible
                            ____________________________________
                             Name:
                                  ______________________________
                             Title:  General Partner


                         RRE INVESTORS FUND, L.P.


                         By: /s/ Illegible
                            ____________________________________
                             Name:  ______________________________
                             Title:  General Partner


                         RH II PARTNERS, LLC


                         By: /s/ James Carpenter
                            ____________________________________
                             James Carpenter, General Partner


                         REAL ESTATE EQUITIES LIMITED PARTNERSHIP

                         By:  First Capital Financial Corporation


                         By: /s/ Robert DeWitt
                            ____________________________________
                             Robert E. DeWitt, President


                         NORTH BRIDGE VENTURE PARTNERS III, L.P.

                         By: NORTH BRIDGE VENTURE MANAGEMENT III, L.P., its General Partner


                         By: /s/ Richard D'Amore
                            ____________________________________
                             Name:  Richard D'Amore
                                  ______________________________
                             Title:  General Partner

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                         COMMONWEALTH CAPITAL VENTURES II L.P.

                         By: COMMONWEALTH CAPITAL VENTURES II, L.P., its General Partner


                         By: /s/ Rob S. Chandra
                            ____________________________________
                             Name: Rob S. Chandra
                                  ______________________________
                             Title:  General Partner


                         CCV II ASSOCIATES L.P.


                         By: /s/ Rob S. Chandra
                             ____________________________________
                             Name:  ______________________________
                             Title:  General Partner



                         By: /s/ Peter Way
                            ____________________________________
                             Peter Way


                         CARDINAL CREST PARTNERS


                         By: /s/ Thomas N. Davidson
                            ____________________________________
                             Name: Thomas N. Davidson
                                  ______________________________
                             Title: Partner
                                   ____________________________


                         By: /s/ Jon Baker
                            ____________________________________
                             Jon Baker



                         By:/s/ Eugene Harris
                            ____________________________________
                             Eugene Harris


                         By: /s/ Walter S. Bernheimer II
                            ___________________________________
                             Walter S. Bernheimer II

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                         By: /s/ David Solomont
                            ____________________________________
                             David Solomont


                         SENIOR MANAGERS:

                         /s/ David Blohm
                         ______________________________
                         David Blohm
                         Address: 12 Rambling Road
                                 ______________________
                                  Sudbury, MA 01776
                                 ______________________

                         /s/ Al Noyes
                         ______________________________
                         Al Noyes
                         Address:  252 Commonwealth Ave, #6
                                  _________________________
                                   Boston, MA 02116
                                  ______________________

                         /s/ Jeffrey Pucci
                         ______________________________
                         Jeffrey Pucci
                         Address: 205 Rosemary Street
                                 ______________________
                                  Needham, MA 02454
                                 ______________________

                         /s/ Richard Viard
                         ______________________________
                         Richard Viard
                         Address:169 North Street
                                 ______________________
                                 Walpole, MA 02081
                                 ______________________

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                              EXISTING PREFERRED HOLDERS:


                              _________________________________
                              Name:  _______________________
                              Address:  _____________________
                                        _____________________

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